As filed with the Securities and Exchange Commission on December 3, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT - DECEMBER 3, 1998



                        NIAGARA MOHAWK POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)




      State of New York                1-2987                 15-0265555
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)




     300 Erie Boulevard West, Syracuse, N.Y.                     13202
     (Address of principal executive offices)                  (Zip Code)




     Registrant's telephone number, including area code      315-474-1511

Item 5.  Other Events
---------------------

(a) On December 3, 1998, the Company issued a press release regarding an agreement to sell its hydroelectric generating plants. See press release attached (Exhibit No. 99).


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit 99 - Press release of registrant issued on December 3, 1998 relating to the Company's agreement to sell its hydroelectric generating plants.

            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NIAGARA MOHAWK POWER CORPORATION
                                      --------------------------------
                                                 (Registrant)






Date:     December 3, 1998          By  /s/Steven W. Tasker
                                        ______________________________________
                                        Steven W. Tasker
                                        Vice President-Controller and
                                        Principal Accounting Officer,
                                        in his respective capacities
                                        as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of registrant issued on December 3, 1998 relating to the Company's agreement to sell its hydroelectric generating plants.